TETON Westwood Equity Fund

A series of TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2015

Class AAA (WESWX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The TETON Westwood Equity Fund (the “Equity Fund”) seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

Fees and Expenses of the Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.34%

Total Annual Fund Operating Expenses	1.59%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corporation, the Equity Fund’s sub-adviser (the “Sub-Adviser”), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser’s forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stock declines 15% in the first forty-five days held. The Equity Fund’s risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor’s 500 Index (the “S&P 500 Index”), the Equity Fund’s benchmark.

The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Equity Fund may also invest in foreign debt securities.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek a fund with a growth orientation as part of your overall investment plan

The Equity Fund’s share price will fluctuate with changes in the market value of the Equity Fund’s portfolio securities. Your investment in the Equity Fund is not guaranteed; you may lose money by investing in the Equity Fund. When you sell Equity Fund shares, they may be worth more or less than what you paid for them.

Investing in the Equity Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Equity Fund holds, then the value of the Equity Fund’s shares could go down.

Performance

The bar chart and table provide an indication of the risks of investing in the Equity Fund by showing changes in the Equity Fund’s performance from year to year, and by showing how the Equity Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Equity Fund’s past performance (before and after taxes) does not predict how the Equity Fund will perform in the future. Updated information on the Equity Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD EQUITY FUND

(Total returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 12.20% (quarter ended June 30, 2009) and the lowest return for a quarter was (20.64)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Equity Fund Class AAA Shares
Return Before Taxes	11.47%	12.89%	7.64%
Return After Taxes on Distributions	8.90%	12.27%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.59%	10.34%	6.25%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Equity Fund.

The Sub-Adviser. Westwood Management Corp. serves as Sub-Adviser for the Equity Fund.

The Portfolio Managers. Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Equity Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Equity Fund since 2012. Mr. Matthew R. Lockridge, Vice President and Research Analyst, has managed the Equity Fund since 2013. Mr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Equity Fund since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Equity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Equity Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Equity Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”). The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Fund and its related companies may pay the intermediary for the sale of Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

704 2015

4